Exhibit 99.1

2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

CHRISTOPHER & BANKS CORPORATION APPOINTS RICHARD BUNDY AS SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Minneapolis, MN, June 27, 2018 - Christopher & Banks Corporation (NYSE: CBK) today announced that Richard Bundy will be joining the Company July 9, 2018 as Senior Vice President, Chief Financial Officer. Mr. Bundy will lead the Company’s financial and accounting functions, as well as its distribution and logistics areas.

Keri Jones, President and Chief Executive Officer, commented: “I am delighted to welcome Richard to the Christopher and Banks team. I believe that with his strong specialty retail background, including his extensive financial planning and analysis as well as operations experience, Richard will bring great value to the Company and play a key role in shaping and implementing our strategic initiatives. I look forward to his contributions as a key member of our leadership team as we position the Company for the future.”

Mr. Bundy has served in numerous roles with increasing responsibility in his approximately 10 years at Chico’s FAS, Inc. most recently serving as Vice President, Brand Finance & Strategy. Prior to Chico’s he served as a financial analyst at both Limited Brands, Inc and Albertson’s Inc. Mr. Bundy has a Master’s of Business Administration, Finance from Pepperdine University and a Bachelor of Science Degree in Business Management from Montana State University.

Marc Ungerman, who has been serving as the Interim Chief Financial Officer, will continue in his role as Vice President, Controller. “On behalf of the Company, we greatly appreciate Marc serving as Interim Chief Financial Officer for the past year and thank him for all of his efforts,” indicated Ms. Jones.

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based national specialty retailer featuring exclusively designed privately branded women’s apparel and accessories. As of June 27, 2018, the Company operates 461 stores in 45 states consisting of 313 MPW stores, 79 Outlet stores, 36 Christopher & Banks stores, and 33 stores in its women’s plus size clothing division CJ Banks. The Company also operates the www.christopherandbanks.com eCommerce website.

Keywords: Christopher & Banks, CJ Banks, Women’s Clothing, Plus Size Clothing, Petites, Extended Sizes, Outfits.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to certain events that could have an effect on our future performance. The forward-looking statements relate to expectations concerning matters that are not historical facts and may use the words “will”, "expect", "anticipate", "plan", "intend", "project", "believe", “should”, "drive" "in order to" and similar expressions. Except for historical information, matters discussed in this press release may be considered forward-looking statements.

These forward-looking statements are based largely on information currently available to our management and our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to a number of uncertainties and risks, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company's future performance and financial results to differ materially from those expressed or implied by the forward-looking statements. We cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, be achieved or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, those factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

# # #

COMPANY CONTACT:
Keri Jones
President and Chief Executive Officer
(763) 551-5000

INVESTOR RELATIONS CONTACT:
Jean Fontana
ICR, Inc.
(646) 277-1214

3